                                   SUPPLEMENT
                            DATED FEBRUARY 14, 2005
                                     TO THE
               HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IB SHARES
                               DATED MAY 1, 2004

PROSPECTUS

    In the Prospectus, on page 19 under the "Annual Operating Expenses" table for "Hartford Equity Income HLS Fund", footnote 1 is added to the "Management fees" line item. Below the table, insert the following footnoted sentence:

    "(1) Effective January 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2005. While such waiver is in effect, the management fee will be 0.73%."

    In the Prospectus, on page 99 under "Management Fees", the management fee schedule under "Index HLS Fund" is replaced with the following management fee schedule:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE(1)
------------------------                                      --------------
First $2 Billion............................................      0.400%
Amount Over $2 Billion......................................      0.300%

------------------------

"(1) Effective January 1, 2005."

    In the Prospectus, on page 100 under the portion of the "Management Fees"
section in which "Fund Name" is listed next to "Annual Rate", footnote 1 is added directly following the percentage sign adjacent to Equity Income HLS Fund's "0.83%". Below this table, insert the following footnoted sentence:

    "(1) Effective January 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2005. While such waiver is in effect, the management fee will be 0.73%."